UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

United Community Banks, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398 Blairsville, Georgia	30512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 781-2265

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On July 23, 2010, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended June 30, 2010 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report. In connection with issuing the News Release, on July 23, 2010 at 11:00 a.m. EST, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the June 30, 2010 Investor Presentation (the “Investor Presentation”) which will be posted to the Registrant’s website. The Investor Presentation is attached as Exhibit 99.2 to this report.

The presentation of the Registrant’s financial results included operating performance measures and core earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating performance and core earnings measures because it believes they are useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating performance and core earnings measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance. Operating performance measures for 2009 exclude the effects of $25 million and $70 million, non-cash goodwill impairment charges in the third and first quarters, respectively, (bringing the total goodwill impairment charge for the year 2009 to $95 million), $2.9 million in non-recurring severance charges related to a reduction in workforce recorded in the first quarter and an $11.4 million gain in the second quarter from the acquisition of Southern Community Bank that resulted from a bargain purchase. These items have been excluded from operating performance measures because management believes that the items are non-recurring in nature and do not reflect overall trends in the Registrant’s earnings. Additionally, core earnings measures exclude credit related costs such as the provision for loan losses, the loss from sale of nonperforming assets to Fletcher International in the second quarter of 2010 and foreclosed property expense, securities gains and losses, income taxes and other items of a non-recurring nature. Core earnings are useful in evaluating the underlying earnings performance trends of the Registrant. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Operating performance and core earnings measures should be viewed in addition to, and not as an alternative or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and is not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits
(a) Financial statements: None (b) Pro forma financial information: None (c) Exhibits:
99.1 Press Release, dated July 23, 2010 99.2 Investor Presentation, Second Quarter 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      /s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and

July 23, 2010
Chief Financial Officer